Exhibit 2.01

9.3	Report on the payments made to governments

Articles L. 232-6-2 and L. 22-10-37 of the French Commercial Code1 require large undertakings and public-interest entities that are active in the extractive industry or logging of primary forests to disclose, in an annual report, payments of at least 100,000 euros made to governments in the countries in which they operate.

The consolidated report of TotalEnergies is presented pursuant to the aforementioned provisions. This report covers the aforementioned payments made in 2025 by the Company’s Extractive Companies as defined below, for the benefit of each government of states or territories in which TotalEnergies carries out its activities, by detailing the total amount of payments made, the total amount by payment type, the total amount by project and the total amount by payment type for each project. When payments were made in kind, valuated hydrocarbons’ volumes are specified.

This report has been approved by the Board of Directors of TotalEnergies SE.

Definitions

The meaning of certain terms used in this report are set forth below:

Extractive Companies: TotalEnergies SE and any company or undertaking fully consolidated by TotalEnergies SE, the activities of which consist, in whole or in part, of exploration, prospection, discovery, development and extraction of minerals, crude oil and natural gas, among others.

Payment: a single payment or multiple interconnected payments of an amount equal to, or in excess of, 100,000 euros (or its equivalent) paid, whether in money or in kind, for extractive activities. Payment types included in this report are the following:

-	Taxes:
-	Income taxes: corporate income taxes based on taxable profits of Extractive Companies,
-	Other Taxes: other taxes and levies (other than Income taxes). Other Taxes include those based on revenues or production of Extractive Companies, and exclude taxes levied on consumption such as added value taxes, customs duties, personal income taxes and sales taxes.
-	Royalties: percentage of production payable to the owner of mineral rights,
-	License Fees: license fees, surface or rental fees, and other consideration for licenses and /or concessions that are paid for access to the area where the extractive activities are conducted,
-	License bonuses: bonuses paid for and in consideration of signature, discovery, production, awards, grants and transfers of extraction rights; bonuses related to the achievement or failure to achieve certain production levels or certain targets, and discovery of additional mineral reserves /deposits,
-	Dividends: dividends paid to a host government holding an interest in an Extractive Company,
-	Payments for Infrastructure Improvements: payments for local development, including the improvement of infrastructure, not directly necessary for the conduct of extractive activities but mandatory pursuant to the terms of a production sharing contract or to the terms of a law relating to oil and gas activities,
-	Production entitlement: host Government’s share of production. This payment is generally made in kind.

Government: any national, regional or local authority of a country or territory, or any department, agency or undertaking controlled by that authority.

Project: operational activities governed by a single contract, license, lease, concession or similar legal agreement and that form the basis for payment liabilities with a Government. If multiple such agreements are substantially interconnected, they shall be considered as a single Project. Payments (such as company income tax when it concerns several projects which cannot be separated in application of the fiscal regulations) unable to be attributed to a Project are disclosed under the item “non-attributable”.

Reporting principles

This report sets forth all Payments as booked in the Extractive Companies’ accounts. They are presented based on the Company’s share in each Project, whether the Payments have been made directly by the Extractive Companies of TotalEnergies as operator or indirectly through third-party operating companies.

Production entitlement and Royalties that are mandatorily paid in kind and that are owed to host Governments pursuant to legal or contractual provisions (not booked in the Extractive Companies’ accounts pursuant to accounting standards) are reported in proportion of the interest held by the Extractive Company in the Project as of the date on which such Production entitlements and Royalties are deemed to be acquired.

Payments in kind are estimated at fair value.

Fair value corresponds to the contractual price of hydrocarbons used to calculate Production entitlement, market price (if available) or an appropriate benchmark price. These prices might be calculated on an averaged basis over a given period.

(1) Transposing certain provisions set out in Directive 2013/24/UE of the European Parliament and of the Council of June 26, 2013 (chapter 10).

9.3.1	Reporting by country and type of Payment
9.3.1.1	Paid in cash

paid in cash	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
(in thousands of dollars)	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Europe	4,805,698	136,420	4,942,118	–	32,252	–	–	1,432	–	4,975,802
Denmark	39,745	5,650	45,395	–	5,384	–	–	–	–	50,779
France	–	–	–	–	–	–	–	1,432	–	1,432
Italy	33,807	64,658	98,465	–	15,672	–	–	–	–	114,137
Netherlands	147,949	–	147,949	–	799	–	–	–	–	148,748
Norway	3,368,392	66,112	3,434,504	–	2,849	–	–	–	–	3,437,353
United Kingdom	1,215,805	–	1,215,805	–	7,548	–	–	–	–	1,223,353
Africa	1,365,590	164,263	1,529,853	–	167,865	15,882	105,001	61,370	–	1,879,971
Angola	576,929	59,848	636,777	–	8,396	2,000	–	2,735	–	649,908
Gabon	655	46,115	46,770	–	3,329	–	105,001	13,231	–	168,331
Mozambique	–	–	–	–	530	–	–	3,180	–	3,710
Namibia	–	–	–	–	201	–	–	–	–	201
Nigeria	787,583	57,527	845,110	–	55,666	8,000	–	40,736	–	949,512
Republic of the Congo	423	773	1,196	–	93,599	5,882	–	1,488	–	102,165
São Tomé and Principe	–	–	–	–	1,726	–	–	–	–	1,726
Uganda	–	–	–	–	4,418	–	–	–	–	4,418
Middle East and North Africa	88,945	9,192,725	9,281,670	–	30,600	33,017	–	–	–	9,345,287
Algeria	33,679	182,089	215,768	–	1,910	33,017	–	–	–	250,695
Cyprus	–	–	–	–	2,797	–	–	–	–	2,797
Lebanon	–	–	–	–	107	–	–	–	–	107
Libya	–	1,680,727	1,680,727	–	9,986	–	–	–	–	1,690,713
Oman	–	392,670	392,670	–	–	–	–	–	–	392,670
Qatar	55,266	20,008	75,274	–	–	–	–	–	–	75,274
United Arab Emirates	–	6,917,231	6,917,231	–	12,779	–	–	–	–	6,930,010
Yemen	–	–	–	–	3,021	–	–	–	–	3,021
Americas	324,120	825,376	1,149,496	140,907	29,764	157,868	–	219	–	1,478,254
Argentina	88,798	92,829	181,627	–	8,853	–	–	–	–	190,480
Bolivia	–	94,850	94,850	–	648	–	–	219	–	95,717
Brazil	235,322	617,887	853,209	–	18,264	151,172	–	–	–	1,022,645
Guyana	–	–	–	–	507	6,000	–	–	–	6,507
Mexico	–	426	426	–	642	–	–	–	–	1,068
Suriname	–	–	–	–	195	–	–	–	–	195
United States	–	19,384	19,384	140,907	655	696	–	–	–	161,642
Asia Pacific	191,601	177,777	369,378	72	7,172	416,078	–	2,954	2,600	798,254
Australia	85,325	52,197	137,522	–	3,155	–	–	–	–	140,677
Cambodia	–	–	–	–	1,957	4,500	–	–	–	6,457
China	20,196	1,449	21,645	–	–	–	–	–	–	21,645
Indonesia	2,364	–	2,364	–	–	–	–	–	2,600	4,964
Kazakhstan	–	111,628	111,628	–	–	–	–	2,954	–	114,582
Malaysia	79,803	12,299	92,102	72	1,872	411,578	–	–	–	505,624
Papua New Guinea	–	–	–	–	188	–	–	–	–	188
Thailand	3,913	204	4,117	–	–	–	–	–	–	4,117
Total	6,775,954	10,496,561	17,272,515	140,979	267,653	622,845	105,001	65,975	2,600	18,477,568

9.3.1.2 Paid in kind

paid in kind	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
(in kboe)	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Europe	–	–	–	–	–	–	–	–	1,080	1,080
Azerbaijan	–	–	–	–	–	–	–	–	1,080	1,080
Africa	1,870	4,058	5,927	–	1	–	–	1	20,839	26,768
Angola	–	–	–	–	–	–	–	–	19,403	19,403
Gabon	241	–	241	–	–	–	–	1	–	242
Nigeria	209	858	1,066	–	1	–	–	–	1,432	2,499
Republic of the Congo	1,420	3,200	4,620	–	–	–	–	–	5	4,625
Middle East and North Africa	12,494	799	13,293	2,427	–	–	–	–	53,632	69,352
Algeria	1,109	–	1,109	–	–	–	–	–	–	1,109
Iraq	727	–	727	2,427	–	–	–	–	–	3,154
Libya	7,360	799	8,159	–	–	–	–	–	23,431	31,590
Qatar	3,298	–	3,298	–	–	–	–	–	30,201	33,499
Americas	–	–	–	–	–	–	–	–	9,458	9,458
Bolivia	–	–	–	–	–	–	–	–	279	279
Brazil	–	–	–	–	–	–	–	–	9,179	9,179
Asia Pacific	–	601	601	2,044	–	–	–	–	7,918	10,563
China	–	601	601	–	–	–	–	–	2,409	3,010
Indonesia	–	–	–	–	–	–	–	–	43	43
Kazakhstan	–	–	–	–	–	–	–	–	463	463
Malaysia	–	–	–	2,044	–	–	–	–	5,003	7,047
Total	14,363	5,458	19,821	4,470	1	–	–	1	92,928	117,221

9.3.1.3	Paid in cash and in kind (including valuation of in-kind payments)

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

all payments	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
(in thousands of dollars)	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Europe	4,805,698	136,420	4,942,118	–	32,252	–	–	1,432	34,900	5,010,702
Azerbaijan	–	–	–	–	–	–	–	–	34,900	34,900
Denmark	39,745	5,650	45,395	–	5,384	–	–	–	–	50,779
France	–	–	–	–	–	–	–	1,432	–	1,432
Italy	33,807	64,658	98,465	–	15,672	–	–	–	–	114,137
Netherlands	147,949	–	147,949	–	799	–	–	–	–	148,748
Norway	3,368,392	66,112	3,434,504	–	2,849	–	–	–	–	3,437,353
United Kingdom	1,215,805	–	1,215,805	–	7,548	–	–	–	–	1,223,353
Africa	1,491,388	441,887	1,933,275	–	167,946	15,882	105,001	61,421	1,437,695	3,721,220
Angola	576,929	59,848	636,777	–	8,396	2,000	–	2,735	1,344,789	1,994,697
Gabon	16,801	46,115	62,916	–	3,329	–	105,001	13,282	–	184,528
Mozambique	–	–	–	–	530	–	–	3,180	–	3,710
Namibia	–	–	–	–	201	–	–	–	–	201
Nigeria	800,945	117,735	918,680	–	55,747	8,000	–	40,736	92,567	1,115,730
Republic of the Congo	96,713	218,189	314,902	–	93,599	5,882	–	1,488	339	416,210
São Tomé and Principe	–	–	–	–	1,726	–	–	–	–	1,726
Uganda	–	–	–	–	4,418	–	–	–	–	4,418
Middle East and North Africa	798,271	9,247,517	10,045,788	162,552	30,600	33,017	–	–	2,275,151	12,547,108
Algeria	110,524	182,089	292,613	–	1,910	33,017	–	–	–	327,540
Cyprus	–	–	–	–	2,797	–	–	–	–	2,797
Iraq	54,637	–	54,637	162,552	–	–	–	–	–	217,189
Lebanon	–	–	–	–	107	–	–	–	–	107
Libya	504,549	1,735,519	2,240,068	–	9,986	–	–	–	1,605,831	3,855,885
Oman	–	392,670	392,670	–	–	–	–	–	–	392,670
Qatar	128,561	20,008	148,569	–	–	–	–	–	669,320	817,889
United Arab Emirates	–	6,917,231	6,917,231	–	12,779	–	–	–	–	6,930,010
Yemen	–	–	–	–	3,021	–	–	–	–	3,021
Americas	324,120	825,376	1,149,496	140,907	29,764	157,868	–	219	595,425	2,073,679
Argentina	88,798	92,829	181,627	–	8,853	–	–	–	–	190,480
Bolivia	–	94,850	94,850	–	648	–	–	219	4,778	100,495
Brazil	235,322	617,887	853,209	–	18,264	151,172	–	–	590,647	1,613,292
Guyana	–	–	–	–	507	6,000	–	–	–	6,507
Mexico	–	426	426	–	642	–	–	–	–	1,068
Suriname	–	–	–	–	195	–	–	–	–	195
United States	–	19,384	19,384	140,907	655	696	–	–	–	161,642
Asia Pacific	191,601	194,492	386,093	52,813	7,172	416,078	–	2,954	238,873	1,103,983
Australia	85,325	52,197	137,522	–	3,155	–	–	–	–	140,677
Cambodia	–	–	–	–	1,957	4,500	–	–	–	6,457
China	20,196	18,164	38,360	–	–	–	–	–	67,205	105,565
Indonesia	2,364	–	2,364	–	–	–	–	–	4,551	6,915
Kazakhstan	–	111,628	111,628	–	–	–	–	2,954	29,391	143,973
Malaysia	79,803	12,299	92,102	52,813	1,872	411,578	–	–	137,726	696,091
Papua New Guinea	–	–	–	–	188	–	–	–	–	188
Thailand	3,913	204	4,117	–	–	–	–	–	–	4,117
Total	7,611,078	10,845,692	18,456,770	356,272	267,734	622,845	105,001	66,026	4,582,044	24,456,692

9.3.2	Reporting of Payments by Project and by type of Payment, and by Government and by type of Payment

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Algeria (paid in cash (kusd))
Payments per Project
Groupement Berkine	–	23,361	23,361	–	–	15,200	–	–	–	38,561
Organisation Orhoud	–	–	–	–	–	2,272	–	–	–	2,272
Timimoun	–	20,342	20,342	–	980	–	–	–	–	21,322
Tin Fouyé Tabankort II	33,679	138,386	172,065	–	563	15,545	–	–	–	188,173
Tin Fouyé Tabankort Sud	–	–	–	–	367	–	–	–	–	367
Total	33,679	182,089	215,768	–	1,910	33,017	–	–	–	250,695
Payments per Government
Direction Générale des Impôts, Direction des Grandes Entreprises c/o Sonatrach	–	–	–	–	–	–	–	–	–	–
Direction Générale des Impôts, Direction des Grandes Entreprises	33,679	115,447	149,126	–	1,910	–	–	–	–	151,036
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	43,281	43,281	–	–	–	–	–	–	43,281
Sonatrach	–	23,361	23,361	–	–	33,017	–	–	–	56,378
Total	33,679	182,089	215,768	–	1,910	33,017	–	–	–	250,695

Algeria (paid in kind (kboe))
Payments per Project
Groupement Berkine	1,109	–	1,109	–	–	–	–	–	–	1,109
Organisation Orhoud	–	–	–	–	–	–	–	–	–	–
Timimoun	–	–	–	–	–	–	–	–	–	–
Tin Fouyé Tabankort II	–	–	–	–	–	–	–	–	–	–
Tin Fouyé Tabankort Sud	–	–	–	–	–	–	–	–	–	–
Total	1,109	–	1,109	–	–	–	–	–	–	1,109
Payments per Government
Direction Générale des Impôts, Direction des Grandes Entreprises c/o Sonatrach	1,109	–	1,109	–	–	–	–	–	–	1,109
Direction Générale des Impôts, Direction des Grandes Entreprises	–	–	–	–	–	–	–	–	–	–
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	–	–	–	–	–	–	–	–	–
Sonatrach	–	–	–	–	–	–	–	–	–	–
Total	1,109	–	1,109	–	–	–	–	–	–	1,109

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Algeria (all payments (kusd) – including valuation of in-kind payments)
Payments per Project
Groupement Berkine	76,845	(a)	23,361		100,206	–	–	15,200	–	–	–	115,406
Organisation Orhoud	–		–		–	–	–	2,272	–	–	–	2,272
Timimoun	–		20,342		20,342	–	980	–	–	–	–	21,322
Tin Fouyé Tabankort II	33,679		138,386		172,065	–	563	15,545	–	–	–	188,173
Tin Fouyé Tabankort Sud	–		–		–	–	367	–	–	–	–	367
Total	110,524		182,089		292,613	–	1,910	33,017	–	–	–	327,540
Payments per Government
Direction Générale des lmpôts, Direction des Grandes Entreprises c/o Sonatrach	76,845	(a)	–		76,845	–	–	–	–	–	–	76,845
Direction Générale des lmpôts, Direction des Grandes Entreprises	33,679		115,447		149,126	–	1,910	–	–	–	–	151,036
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–		43,281		43,281	–	–	–	–	–	–	43,281
Sonatrach	–		23,361	(b)	23,361	–	–	33,017	–	–	–	56,378
Total	110,524		182,089		292,613	–	1,910	33,017	–	–	–	327,540
(a)	Corresponds to the valuation of 1,109 kboe at fiscal selling prices for income taxes.
(b)	Corresponds to the share of operating costs paid in complement to the economic interest of TotalEnergies in Groupement Berkine.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Angola (paid in cash (kusd))
Payments per Project
Block 0	39,836	59,848	99,684	–	609	–	–	–	–	100,293
Block 16	180	–	180	–	231	–	–	–	–	411
Block 17	416,343	–	416,343	–	5,279	2,000	–	794	–	424,416
Block 17/06	1,929	–	1,929	–	85	–	–	–	–	2,014
Block 20/11	3,795	–	3,795	–	99	–	–	–	–	3,894
Block 29	10	–	10	–	279	–	–	–	–	289
Block 32	114,836	–	114,836	–	1,814	–	–	1,941	–	118,591
Total	576,929	59,848	636,777	–	8,396	2,000	–	2,735	–	649,908
Payments per Government
Caixa do Tesouro Nacional	576,929	59,848	636,777	–	549	–	–	–	–	637,326
Ministério dos Recursos Minerais, Petróleo e Gás	–	–	–	–	7,847	–	–	–	–	7,847
ANPG - Agência Nacional de Petróleo, Gás e Biocombustíveis	–	–	–	–	–	2,000	–	2,735	–	4,735
Total	576,929	59,848	636,777	–	8,396	2,000	–	2,735	–	649,908

Angola (paid in kind (kboe))
Payments per Project
Block 0	–	–	–	–	–	–	–	–	–	–
Block 16	–	–	–	–	–	–	–	–	–	–
Block 17	–	–	–	–	–	–	–	–	18,558	18,558
Block 17/06	–	–	–	–	–	–	–	–	115	115
Block 20/11	–	–	–	–	–	–	–	–	–	–
Block 29	–	–	–	–	–	–	–	–	–	–
Block 32	–	–	–	–	–	–	–	–	730	730
Total	–	–	–	–	–	–	–	–	19,403	19,403
Payments per Government
Caixa do Tesouro Nacional	–	–	–	–	–	–	–	–	–	–
Ministério dos Recursos Minerais, Petróleo e Gás	–	–	–	–	–	–	–	–	–	–
ANPG - Agência Nacional de Petróleo, Gás e Biocombustíveis	–	–	–	–	–	–	–	–	19,403	19,403
Total	–	–	–	–	–	–	–	–	19,403	19,403

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Angola (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Block 0	39,836	59,848	99,684	–	609	–	–	–	–		100,293
Block 16	180	–	180	–	231	–	–	–	–		411
Block 17	416,343	–	416,343	–	5,279	2,000	–	794	1,288,226	(a)	1,712,642
Block 17/06	1,929	–	1,929	–	85	–	–	–	7,330	(b)	9,344
Block 20/11	3,795	–	3,795	–	99	–	–	–	–		3,894
Block 29	10	–	10	–	279	–	–	–	–		289
Block 32	114,836	–	114,836	–	1,814	–	–	1,941	49,233	(c)	167,824
Total	576,929	59,848	636,777	–	8,396	2,000	–	2,735	1,344,789		1,994,697
Payments per Government
Caixa do Tesouro Nacional	576,929	59,848	636,777	–	549	–	–	–	–		637,326
Ministério dos Recursos Minerais, Petróleo e Gás	–	–	–	–	7,847	–	–	–	–		7,847
ANPG - Agência Nacional de Petróleo, Gás e Biocombustíveis	–	–	–	–	–	2,000	–	2,735	1,344,789	(d)	1,349,524
Total	576,929	59,848	636,777	–	8,396	2,000	–	2,735	1,344,789		1,994,697
(a)	Corresponds to the valuation of 18,558 kboe at the weighted average fiscal price of the year.
(b)	Corresponds to the valuation of 115 kboe at the weighted average fiscal price of the year.
(c)	Corresponds to the valuation of 730 kboe at the weighted average fiscal price of the year.
(d)	Corresponds to the valuation of 19,403 kboe at the weighted average fiscal price of the year.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Argentina (paid in cash (kusd))
Payments per Project
Malvinas Ocidental - Block 123	–	–	–	–	58	–	–	–	–	58
Neuquen	–	39,418	39,418	–	781	–	–	–	–	40,199
Santa Cruz	–	–	–	–	747	–	–	–	–	747
Tierra del Fuego	–	53,411	53,411	–	7,267	–	–	–	–	60,678
Argentina (non-attributable)	88,798	–	88,798	–	–	–	–	–	–	88,798
Total	88,798	92,829	181,627	–	8,853	–	–	–	–	190,480
Payments per Government
Administracion Federalde Ingresos Publicos	88,798	–	88,798	–	–	–	–	–	–	88,798
Secretaria de Energia, Republica Argentina	–	40,528	40,528	–	1,519	–	–	–	–	42,047
Provincia del Neuquen	–	39,418	39,418	–	781	–	–	–	–	40,199
Provincia de Tierra del Fuego	–	12,883	12,883	–	6,553	–	–	–	–	19,436
Total	88,798	92,829	181,627	–	8,853	–	–	–	–	190,480

Australia (paid in cash (kusd))
Payments per Project
GLNG	–	42,710	42,710	–	3,155	–	–	–	–	45,865
Ichthys LNG	85,325	9,487	94,812	–	–	–	–	–	–	94,812
Total	85,325	52,197	137,522	–	3,155	–	–	–	–	140,677
Payments per Government
Australian Taxation Office	85,325	9,487	94,812	–	–	–	–	–	–	94,812
Queensland Government	–	–	–	–	3,155	–	–	–	–	3,155
Queensland Government, Queensland Revenue Office	–	42,710	42,710	–	–	–	–	–	–	42,710
Total	85,325	52,197	137,522	–	3,155	–	–	–	–	140,677

Azerbaijan (paid in cash (kusd))
Payments per Project
Absheron	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	–	–
Payments per Government
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	–	–

Azerbaijan (paid in kind (kboe))
Payments per Project
Absheron	–	–	–	–	–	–	–	–	1,080	1,080
Total	–	–	–	–	–	–	–	–	1,080	1,080
Payments per Government
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	1,080	1,080
Total	–	–	–	–	–	–	–	–	1,080	1,080

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Azerbaijan (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Absheron	–	–	–	–	–	–	–	–	34,900	(a)	34,900
Total	–	–	–	–	–	–	–	–	34,900		34,900
Payments per Government
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	34,900	(a)	34,900
Total	–	–	–	–	–	–	–	–	34,900		34,900
(a)	Corresponds to the valuation of 1,080 kboe for production entitlements at a fixed contractual price for gas and contractual net-back price for condensates.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Bolivia (paid in cash (kusd))
Payments per Project
Aquio	–	7,367	7,367	–	158	–	–	–	–	7,525
Ipatí	–	60,491	60,491	–	250	–	–	219	–	60,960
Itaú	–	4,259	4,259	–	136	–	–	–	–	4,395
San Alberto	–	9,365	9,365	–	35	–	–	–	–	9,400
San Antonio	–	13,368	13,368	–	69	–	–	–	–	13,437
Total	–	94,850	94,850	–	648	–	–	219	–	95,717
Payments per Government
Yacimientos Petroliferos Fiscales Bolivianos (YPFB)	–	–	–	–	648	–	–	–	–	648
Servicio de Impuestos Nacionales (SIN) c/o YPFB	–	60,704	60,704	–	–	–	–	–	–	60,704
Departamentos c/o YPFB	–	34,146	34,146	–	–	–	–	–	–	34,146
Fundesoc c/o Indigeneous Communities	–	–	–	–	–	–	–	219	–	219
Total	–	94,850	94,850	–	648	–	–	219	–	95,717

Bolivia (paid in kind (kboe))
Payments per Project
Aquio	–	–	–	–	–	–	–	–	–	–
Ipatí	–	–	–	–	–	–	–	–	–	–
Itaú	–	–	–	–	–	–	–	–	–	–
San Alberto	–	–	–	–	–	–	–	–	104	104
San Antonio	–	–	–	–	–	–	–	–	175	175
Total	–	–	–	–	–	–	–	–	279	279
Payments per Government
Yacimientos Petroliferos Fiscales Bolivianos (YPFB)	–	–	–	–	–	–	–	–	279	279
Servicio de Impuestos Nacionales (SIN) c/o YPFB	–	–	–	–	–	–	–	–	–	–
Departamentos c/o YPFB	–	–	–	–	–	–	–	–	–	–
Fundesoc c/o Indigeneous Communities	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	279	279

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Bolivia (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Aquio	–	7,367	7,367	–	158	–	–	–	–		7,525
Ipatí	–	60,491	60,491	–	250	–	–	219	–		60,960
Itaú	–	4,259	4,259	–	136	–	–	–	–		4,395
San Alberto	–	9,365	9,365	–	35	–	–	–	2,944	(a)	12,344
San Antonio	–	13,368	13,368	–	69	–	–	–	1,834	(b)	15,271
Total	–	94,850	94,850	–	648	–	–	219	4,778		100,495
Payments per Government
Yacimientos Petroliferos Fiscales Bolivianos (YPFB)	–	–	–	–	648	–	–	–	4,778	(c)	5,426
Servicio de Impuestos Nacionales (SIN) c/o YPFB	–	60,704	60,704	–	–	–	–	–	–		60,704
Departamentos c/o YPFB	–	34,146	34,146	–	–	–	–	–	–		34,146
Fundesoc c/o Indigeneous Communities	–	–	–	–	–	–	–	219	–		219
Total	–	94,850	94,850	–	648	–	–	219	4,778		100,495
(a)	Corresponds to the valuation of 104 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(b)	Corresponds to the valuation of 175 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(c)	Corresponds to the valuation of 279 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Brazil (paid in cash (kusd))
Payments per Project
Atapu	–	–	–	–	23	–	–	–	–	23
Atapu ToR Surplus	–	54,859	54,859	–	–	56,300	–	–	–	111,159
Barreirinhas	–	–	–	–	48	–	–	–	–	48
BM-S-54	–	–	–	–	18	–	–	–	–	18
C-M-541	–	–	–	–	617	–	–	–	–	617
Iara	–	89,327	89,327	–	2,284	–	–	–	–	91,611
Lapa	–	42,660	42,660	–	386	–	–	–	–	43,046
Libra	–	345,555	345,555	–	1,451	–	–	–	–	347,006
Sépia ToR Surplus	–	85,486	85,486	–	861	94,872	–	–	–	181,219
S-M-1711	–	–	–	–	33	–	–	–	–	33
S-M-1815	–	–	–	–	33	–	–	–	–	33
Brazil (non-attributable)	235,322	–	235,322	–	12,510	–	–	–	–	247,832
Total	235,322	617,887	853,209	–	18,264	151,172	–	–	–	1,022,645
Payments per Government
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	12,510	–	–	–	–	12,510
Fundo de Compensação Ambiental (FCA)	–	–	–	–	4,329	–	–	–	–	4,329
Receita Federal	235,322	617,887	853,209	–	–	–	–	–	–	853,209
Petrobras	–	–	–	–	–	151,172	–	–	–	151,172
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	–	–
Secretaria do Tesouro Nacional	–	–	–	–	1,425	–	–	–	–	1,425
Total	235,322	617,887	853,209	–	18,264	151,172	–	–	–	1,022,645

Brazil (paid in kind (kboe))
Payments per Project
Atapu	–	–	–	–	–	–	–	–	–	–
Atapu ToR Surplus	–	–	–	–	–	–	–	–	110	110
Barreirinhas	–	–	–	–	–	–	–	–	–	–
BM-S-54	–	–	–	–	–	–	–	–	–	–
C-M-541	–	–	–	–	–	–	–	–	–	–
Iara	–	–	–	–	–	–	–	–	–	–
Lapa	–	–	–	–	–	–	–	–	–	–
Libra	–	–	–	–	–	–	–	–	7,251	7,251
Sépia ToR Surplus	–	–	–	–	–	–	–	–	1,818	1,818
S-M-1711	–	–	–	–	–	–	–	–	–	–
S-M-1815	–	–	–	–	–	–	–	–	–	–
Brazil (non-attributable)	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	9,179	9,179
Payments per Government
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	–	–	–	–	–	–
Fundo de Compensação Ambiental (FCA)	–	–	–	–	–	–	–	–	–	–
Receita Federal	–	–	–	–	–	–	–	–	–	–
Petrobras	–	–	–	–	–	–	–	–	–	–
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	9,179	9,179
Secretaria do Tesouro Nacional	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	9,179	9,179

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income	Other	Taxes		License	License			Infrastructure	Production		Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses		Dividends	improvements	entitlements		Payments
Brazil (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Atapu	–	–	–	–	23	–		–	–	–		23
Atapu ToR Surplus	–	54,859	54,859	–	–	56,300	(a)	–	–	6,938	(b)	118,097
Barreirinhas	–	–	–	–	48	–		–	–	–		48
BM-S-54	–	–	–	–	18	–		–	–	–		18
C-M-541	–	–	–	–	617	–		–	–	–		617
Iara	–	89,327	89,327	–	2,284	–		–	–	–		91,611
Lapa	–	42,660	42,660	–	386	–		–	–	–		43,046
Libra	–	345,555	345,555	–	1,451	–		–	–	467,196	(c)	814,202
Sépia ToR Surplus	–	85,486	85,486	–	861	94,872	(a)	–	–	116,513	(d)	297,732
S-M-1711	–	–	–	–	33	–		–	–	–		33
S-M-1815	–	–	–	–	33	–		–	–	–		33
Brazil (non-attributable)	235,322	–	235,322	–	12,510	–		–	–	–		247,832
Total	235,322	617,887	853,209	–	18,264	151,172		–	–	590,647		1,613,292
Payments per Government
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	12,510	–		–	–	–		12,510
Fundo de Compensação Ambiental (FCA)	–	–	–	–	4,329	–		–	–	–		4,329
Receita Federal	235,322	617,887	853,209	–	–	–		–	–	–		853,209
Petrobras	–	–	–	–	–	151,172	(e)	–	–	–		151,172
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–		–	–	590,647	(f)	590,647
Secretaria do Tesouro Nacional	–	–	–	–	1,425	–		–	–	–		1,425
Total	235,322	617,887	853,209	–	18,264	151,172		–	–	590,647		1,613,292
(a)	Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras.
(b)	Corresponds to the valuation of 110 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(c)	Corresponds to the valuation of 7,251 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(d)	Corresponds to the valuation of 1,818 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(e)	Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras, majority controlled by the Brazilian State as of December 31, 2025.
(f)	Corresponds to the valuation of 9,179 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.

Cambodia (paid in cash (kusd))
Payments per Project
OCA – zone 3	–	–	–	–	1,957	4,500	–	–	–	6,457
Total	–	–	–	–	1,957	4,500	–	–	–	6,457
Payments per Government
Ministry of Mines and Energy	–	–	–	–	1,957	4,500	–	–	–	6,457
Total	–	–	–	–	1,957	4,500	–	–	–	6,457

China (paid in cash (kusd))
Payments per Project
Sulige	20,196	1,449	21,645	–	–	–	–	–	–	21,645
Total	20,196	1,449	21,645	–	–	–	–	–	–	21,645
Payments per Government
China National Petroleum Company	–	–	–	–	–	–	–	–	–	–
Etoke Tax Bureau	9,947	1,449	11,396	–	–	–	–	–	–	11,396
Guangzhou Offshore Oil Tax Bureau	151	–	151	–	–	–	–	–	–	151
Tianjin Offshore Oil Tax Bureau	10,098	–	10,098	–	–	–	–	–	–	10,098
Total	20,196	1,449	21,645	–	–	–	–	–	–	21,645

China (paid in kind (kboe))
Payments per Project
Sulige	–	601	601	–	–	–	–	–	2,409	3,010
Total	–	601	601	–	–	–	–	–	2,409	3,010
Payments per Government
China National Petroleum Company	–	–	–	–	–	–	–	–	2,409	2,409
Etoke Tax Bureau	–	601	601	–	–	–	–	–	–	601
Guangzhou Offshore Oil Tax Bureau	–	–	–	–	–	–	–	–	–	–
Tianjin Offshore Oil Tax Bureau	–	–	–	–	–	–	–	–	–	–
Total	–	601	601	–	–	–	–	–	2,409	3,010

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

China (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Sulige	20,196	18,164	(a)	38,360	–	–	–	–	–	67,205	(b)	105,565
Total	20,196	18,164		38,360	–	–	–	–	–	67,205		105,565
Payments per Government
China National Petroleum Company	–	–		–	–	–	–	–	–	67,205	(b)	67,205
Etoke Tax Bureau	9,947	18,164	(a)	28,111	–	–	–	–	–	–		28,111
Guangzhou Offshore Oil Tax Bureau	151	–		151	–	–	–	–	–	–		151
Tianjin Offshore Oil Tax Bureau	10,098	–		10,098	–	–	–	–	–	–		10,098
Total	20,196	18,164		38,360	–	–	–	–	–	67,205		105,565
(a)	Includes the valuation for 16,715 k$ of 601 kboe for taxes of different natures.
(b)	Corresponds to the valuation of 2,409 kboe for production entitlements.

Cyprus (paid in cash (kusd))
Payments per Project
Block 2	–	–	–	–	565	–	–	–	–	565
Block 3	–	–	–	–	847	–	–	–	–	847
Block 6	–	–	–	–	171	–	–	–	–	171
Block 7	–	–	–	–	180	–	–	–	–	180
Block 8	–	–	–	–	176	–	–	–	–	176
Block 9	–	–	–	–	610	–	–	–	–	610
Block 11	–	–	–	–	248	–	–	–	–	248
Total	–	–	–	–	2,797	–	–	–	–	2,797
Payments per Government
Ministry of Energy, Commerce, Industry and Tourism	–	–	–	–	2,797	–	–	–	–	2,797
Total	–	–	–	–	2,797	–	–	–	–	2,797

Denmark (paid in cash (kusd))
Payments per Project
Sole Concession Area	39,745	5,650	45,395	–	5,384	–	–	–	–	50,779
Total	39,745	5,650	45,395	–	5,384	–	–	–	–	50,779
Payments per Government
Arbejdstilsynet	–	–	–	–	346	–	–	–	–	346
Energistyrelsen	–	–	–	–	300	–	–	–	–	300
Dansk Teknisk Universitet	–	–	–	–	4,738	–	–	–	–	4,738
Skat	39,745	5,650	45,395	–	–	–	–	–	–	45,395
Total	39,745	5,650	45,395	–	5,384	–	–	–	–	50,779

France (paid in cash (kusd))
Payments per Project
Guyane Maritime	–	–	–	–	–	–	–	1,432	–	1,432
Total	–	–	–	–	–	–	–	1,432	–	1,432
Payments per Government
Alyse Guyane	–	–	–	–	–	–	–	1,432	–	1,432
Total	–	–	–	–	–	–	–	1,432	–	1,432

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Gabon (paid in cash (kusd))
Payments per Project
Baudroie-Mérou CEPP	–	6,163	6,163	–	932	–	–	2,060	–	9,155
Concessions (périmètre Convention d’Etablissement)	655	2,945	3,600	–	2,397	–	–	11,171	–	17,168
Concession Anguille	–	22,606	22,606	–	–	–	–	–	–	22,606
Concession Torpille	–	14,401	14,401	–	–	–	–	–	–	14,401
Non-attributable	–	–	–	–	–	–	105,001	–	–	105,001
Total	655	46,115	46,770	–	3,329	–	105,001	13,231	–	168,331
Payments per Government
Trésor Public Gabonais	655	46,115	46,770	–	3,329	–	–	–	–	50,099
République du Gabon	–	–	–	–	–	–	105,001	5,974	–	110,975
Ville de Libreville	–	–	–	–	–	–	–	751	–	751
Ville de Port-Gentil	–	–	–	–	–	–	–	6,445	–	6,445
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	61	–	61
Total	655	46,115	46,770	–	3,329	–	105,001	13,231	–	168,331

Gabon (paid in kind (kboe))
Payments per Project
Baudroie-Mérou CEPP	241	–	241	–	–	–	–	1	–	242
Concessions (périmètre Convention d’Etablissement)	–	–	–	–	–	–	–	–	–	–
Concession Anguille	–	–	–	–	–	–	–	–	–	–
Concession Torpille	–	–	–	–	–	–	–	–	–	–
Non-attributable	–	–	–	–	–	–	–	–	–	–
Total	241	–	241	–	–	–	–	1	–	242
Payments per Government
Trésor Public Gabonais	–	–	–	–	–	–	–	1	–	1
République du Gabon	241	–	241	–	–	–	–	–	–	241
Ville de Libreville	–	–	–	–	–	–	–	–	–	–
Ville de Port-Gentil	–	–	–	–	–	–	–	–	–	–
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	–	–	–
Total	241	–	241	–	–	–	–	1	–	242

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Gabon (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Baudroie-Mérou CEPP	16,146	(a)	6,163	22,309	–	932	–	–	2,111	(b)	–	25,352
Concessions (périmètre Convention d’Établissement)	655		2,945	3,600	–	2,397	–	–	11,171	(c)	–	17,168
Concession Anguille	–		22,606	22,606	–	–	–	–	–		–	22,606
Concession Torpille	–		14,401	14,401	–	–	–	–	–		–	14,401
Non-attributable	–		–	–	–	–	–	105,001	–		–	105,001
Total	16,801		46,115	62,916	–	3,329	–	105,001	13,282		–	184,528
Payments per Government
Trésor Public Gabonais	655		46,115	46,770	–	3,329	–	–	51	(d)	–	50,150
République du Gabon	16,146	(a)	–	16,146	–	–	–	105,001	5,974		–	127,121
Ville de Libreville	–		–	–	–	–	–	–	751		–	751
Ville de Port-Gentil	–		–	–	–	–	–	–	6,445		–	6,445
Miscellaneous PID beneficiaries	–		–	–	–	–	–	–	61		–	61
Total	16,801		46,115	62,916	–	3,329	–	105,001	13,282		–	184,528
(a)	Corresponds to the valuation of 241 kboe at the official selling price and applying the fiscal terms of the profit sharing agreements.
(b)	Financing of projects (infrastructure, education, health) under joint control of the State and TotalEnergies within the framework of the Provision pour Investissements Diversifiés (PID – contribution to diversified investments) and of the Provision pour Investissements dans les Hydrocarbures (PIH – contribution to investments in hydrocarbons) including the valuation for 51 kusd of 1 kbep.
(c)	Financing of projects (infrastructure, education, health) under joint control of the State and TotalEnergies within the framework of the Provision pour Investissements Diversifiés (PID – contribution to diversified investments) and of the Provision pour Investissements dans les Hydrocarbures (PIH – contribution to investments in hydrocarbons).
(d)	Corresponds to the valuation of 1 kboe for Provision pour Investissements Diversifiés (PID - contribution to diversified investments) and of the Provision pour Investissements dans les Hydrocarbures (PIH - contribution to investments in hydrocarbons).

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Guyana (paid in cash (kusd))
Payments per Project
Block S4	–	–	–	–	456	6,000	–	–	–	6,456
Canje	–	–	–	–	51	–	–	–	–	51
Total	–	–	–	–	507	6,000	–	–	–	6,507
Payments per Government
Guyana Geology and Mines Commission	–	–	–	–	507	–	–	–	–	507
Ministry of Natural Resources	–	–	–	–	–	6,000	–	–	–	6,000
Total	–	–	–	–	507	6,000	–	–	–	6,507

Indonesia (paid in cash (kusd))
Payments per Project
Sebuku PSC	2,157	–	2,157	–	–	–	–	–	–	2,157
Tengah PSC	207	–	207	–	–	–	–	–	2,600	2,807
Total	2,364	–	2,364	–	–	–	–	–	2,600	4,964
Payments per Government
Directorate General of Taxation, Ministry of Finance	2,364	–	2,364	–	–	–	–	–	–	2,364
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	2,600	2,600
Total	2,364	–	2,364	–	–	–	–	–	2,600	4,964

Indonesia (paid in kind (kboe))
Payments per Project
Sebuku PSC	–	–	–	–	–	–	–	–	43	43
Tengah PSC	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	43	43
Payments per Government
Directorate General of Taxation, Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	43	43
Total	–	–	–	–	–	–	–	–	43	43

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Indonesia (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Sebuku PSC	2,157		–	2,157	–	–	–	–	–	1,951	(a)	4,108
Tengah PSC	207	(b)	–	207	–	–	–	–	–	2,600	(b)	2,807
Total	2,364		–	2,364	–	–	–	–	–	4,551		6,915
Payments per Government
Directorate General of Taxation, Ministry of Finance	2,364	(c)	–	2,364	–	–	–	–	–	–		2,364
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–		–	–	–	–	–	–	–	4,551	(d)	4,551
Total	2,364		–	2,364	–	–	–	–	–	4,551		6,915
(a)	Corresponds to the valuation at net-back price of 43 kboe for production entitlements.
(b)	Corresponds to the terms defined in 2025 on exit of Tengah PSC in 2018.
(c)	Includes 207 k$ of income taxes as per the settlement terms agreed beginning of 2025 following Tengah PSC exit in 2018.
(d)	Includes the valuation at net-back price for 1,951 kusd of 43 kboe for production entitlements and 2,600 k$ as per the settlement terms agreed beginning of 2025 following Tengah PSC exit in 2018.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Iraq (paid in cash (kusd))
Payments per Project
GGIP	–	–	–	–	–	–	–	–	–	–
Halfaya	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	–	–
Payments per Government
Iraqi General Commision for Tax-Corporate Division, via Iraqi Ministery of Oil	–	–	–	–	–	–	–	–	–	–
Ministry of Finance, General Commission of Taxation	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	–	–

Iraq (paid in kind (kboe))
Payments per Project
GGIP	520	–	520	2,427	–	–	–	–	–	2,947
Halfaya	207	–	207	–	–	–	–	–	–	207
Total	727	–	727	2,427	–	–	–	–	–	3,154
Payments per Government
Iraqi General Commision for Tax-Corporate Division, via Iraqi Ministery of Oil	520	–	520	2,427	–	–	–	–	–	2,947
Ministry of Finance, General Commission of Taxation	207	–	207	–	–	–	–	–	–	207
Total	727	–	727	2,427	–	–	–	–	–	3,154

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Iraq (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
GGIP	39,065	(a)	–	39,065	162,552	(b)	–	–	–	–	–	201,617
Halfaya	15,572	(c)	–	15,572	–		–	–	–	–	–	15,572
Total	54,637		–	54,637	162,552		–	–	–	–	–	217,189
Payments per Government
Iraqi General Commision for Tax-Corporate Division, via Iraqi Ministery of Oil	39,065	(a)	–	39,065	162,552	(b)	–	–	–	–	–	201,617
Ministry of Finance, General Commission of Taxation	15,572	(c)	–	15,572	–		–	–	–	–	–	15,572
Total	54,637		–	54,637	162,552		–	–	–	–	–	217,189
(a)	Corresponds to the valuation of 520 kboe based on official prices for Income taxes.
(b)	Corresponds to the valuation of 2,427 kboe based on official prices for royalties.
(c)	Corresponds to the valuation of 207 kboe based on official prices for Income taxes.

Italy (paid in cash (kusd))
Payments per Project
Gorgoglione Unified License	33,807	64,658	(a)	98,465	–	15,672	–	–	–	–	114,137
Total	33,807	64,658		98,465	–	15,672	–	–	–	–	114,137
Payments per Government
Regione Basilicata	–	45,637	(a)	45,637	–	15,026	–	–	–	–	60,663
Agenzia delle Entrate	33,807	–		33,807	–	–	–	–	–	–	33,807
Comune Corleto Perticara	–	4,274		4,274	–	216	–	–	–	–	4,490
Comune Gorgoglione	–	658		658	–	4	–	–	–	–	662
Ministero dell’Economia e delle Finanze	–	–		–	–	426	–	–	–	–	426
Tesoreria dello Stato	–	14,089		14,089	–	–	–	–	–	–	14,089
Total	33,807	64,658		98,465	–	15,672	–	–	–	–	114,137
(a)	Includes payment for the domestic gas supply obligation.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Kazakhstan (paid in cash (kusd))
Payments per Project
Kashagan	–	111,628	111,628	–	–	–	–	2,954	–	114,582
Total	–	111,628	111,628	–	–	–	–	2,954	–	114,582
Payments per Government
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,943	–	1,943
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,011	–	1,011
Ministry of Finance	–	111,628	111,628	–	–	–	–	–	–	111,628
Ministry of Energy	–	–	–	–	–	–	–	–	–	–
Total	–	111,628	111,628	–	–	–	–	2,954	–	114,582

Kazakhstan (paid in kind (kboe))
Payments per Project
Kashagan	–	–	–	–	–	–	–	–	463	463
Total	–	–	–	–	–	–	–	–	463	463
Payments per Government
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Ministry of Energy	–	–	–	–	–	–	–	–	463	463
Total	–	–	–	–	–	–	–	–	463	463

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Kazakhstan (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Kashagan	–	111,628	111,628	–	–	–	–	2,954	29,391	(a)	143,973
Total	–	111,628	111,628	–	–	–	–	2,954	29,391		143,973
Payments per Government
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,943	–		1,943
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,011	–		1,011
Ministry of Finance	–	111,628	111,628	–	–	–	–	–	–		111,628
Ministry of Energy	–	–	–	–	–	–	–	–	29,391	(a)	29,391
Total	–	111,628	111,628	–	–	–	–	2,954	29,391		143,973
(a)	Corresponds to the valuation of 463 kboe at average net-back prices for production entitlements.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Lebanon (paid in cash (kusd))
Payments per Project
Block 9	–	–	–	–	107	–	–	–	–	107
Total	–	–	–	–	107	–	–	–	–	107
Payments per Government
Lebanese Petroleum Administration (LPA)	–	–	–	–	107	–	–	–	–	107
Total	–	–	–	–	107	–	–	–	–	107

Libya (paid in cash (kusd))
Payments per Project
Areas 15, 16 & 32 (Al Jurf)	–	–	–	–	4,033	–	–	–	–	4,033
Areas 70 & 87	–	–	–	–	–	–	–	–	–	–
Areas 129 & 130	–	–	–	–	4,425	–	–	–	–	4,425
Areas 130 & 131	–	–	–	–	1,447	–	–	–	–	1,447
Waha	–	1,680,727	1,680,727	–	81	–	–	–	–	1,680,808
Total	–	1,680,727	1,680,727	–	9,986	–	–	–	–	1,690,713
Payments per Government
National Oil Corporation	–	–	–	–	9,905	–	–	–	–	9,905
Ministry of Finance c/o National Oil Corporation	–	–	–	–	–	–	–	–	–	–
Ministry of Oil and Gas	–	1,680,727	1,680,727	–	81	–	–	–	–	1,680,808
Total	–	1,680,727	1,680,727	–	9,986	–	–	–	–	1,690,713

Libya (paid in kind (kboe))
Payments per Project
Areas 15, 16 & 32 (Al Jurf)	1,219	153	1,372	–	–	–	–	–	1,689	3,061
Areas 70 & 87	230	45	276	–	–	–	–	–	844	1,119
Areas 129 & 130	4,460	442	4,902	–	–	–	–	–	14,815	19,716
Areas 130 & 131	1,450	159	1,609	–	–	–	–	–	6,083	7,693
Waha	–	–	–	–	–	–	–	–	–	–
Total	7,360	799	8,159	–	–	–	–	–	23,431	31,590
Payments per Government
National Oil Corporation	–	–	–	–	–	–	–	–	23,431	23,431
Ministry of Finance c/o National Oil Corporation	7,360	799	8,159	–	–	–	–	–	–	8,159
Ministry of Oil and Gas	–	–	–	–	–	–	–	–	–	–
Total	7,360	799	8,159	–	–	–	–	–	23,431	31,590

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Libya (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Areas 15, 16 & 32 (Al Jurf)	83,809	(a)	10,495	(b)	94,304	–	4,033		–	–	–	116,099	(c)	214,436
Areas 70 & 87	15,902	(d)	3,128	(e)	19,030	–	–		–	–	–	58,218	(f)	77,248
Areas 129 & 130	305,513	(g)	30,257	(h)	335,770	–	4,425		–	–	–	1,014,809	(i)	1,355,004
Areas 130 & 131	99,325	(j)	10,912	(k)	110,237	–	1,447		–	–	–	416,705	(l)	528,389
Waha	–		1,680,727		1,680,727	–	81		–	–	–	–		1,680,808
Total	504,549		1,735,519		2,240,068	–	9,986		–	–	–	1,605,831		3,855,885
Payments per Government
National Oil Corporation	–		–		–	–	9,905	(m)	–	–	–	1,605,831	(n)	1,615,736
Ministry of Finance c/o National Oil Corporation	504,549	(o)	54,792	(p)	559,341	–	–		–	–	–	–		559,341
Ministry of Oil and Gas	–		1,680,727		1,680,727	–	81		–	–	–	–		1,680,808
Total	504,549		1,735,519		2,240,068	–	9,986		–	–	–	1,605,831		3,855,885
(a)	Corresponds to the valuation of 1,219 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation of 153 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(c)	Corresponds to the valuation of 1,689 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(d)	Corresponds to the valuation of 230 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(e)	Corresponds to the valuation of 45 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(f)	Corresponds to the valuation of 844 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(g)	Corresponds to the valuation of 4,460 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(h)	Corresponds to the valuation of 442 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(i)	Corresponds to the valuation of 14,815 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(j)	Corresponds to the valuation of 1,450 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(k)	Corresponds to the valuation of 159 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(l)	Corresponds to the valuation of 6,083 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(m)	Corresponds to ARO obligations (Areas 15, 16, 32, 129, 130 and 131).
(n)	Corresponds to the valuation of 23,431 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(o)	Corresponds to the valuation of 7,360 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(p)	Corresponds to the valuation of 799 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Malaysia (paid in cash (kusd))
Payments per Project
SB3K	–	–	–	–	–	51,054	–	–	–	51,054
SB409	–	–	–	–	–	14,307	–	–	–	14,307
SB412	1	–	1	–	–	–	–	–	–	1
SK302a	–	–	–	–	–	38	–	–	–	38
SK303a	–	–	–	–	–	72	–	–	–	72
SK310	4,224	956	5,180	6	175	–	–	–	–	5,361
SK310 & SK408	–	3,886	3,886	–	–	–	–	–	–	3,886
SK313	–	–	–	–	–	63,135	–	–	–	63,135
SK328	–	–	–	–	–	69	–	–	–	69
SK408	75,563	7,457	83,020	66	1,697	282,903	–	–	–	367,686
Malaysia (non-attributable)	15	–	15	–	–	–	–	–	–	15
Total	79,803	12,299	92,102	72	1,872	411,578	–	–	–	505,624
Payments per Government
Ketua Pengarah Hasil Dalam Negeri	79,803	–	79,803	–	–	–	–	–	–	79,803
Petronas	–	8,413	8,413	72	1,872	–	–	–	–	10,357
Petronas Carigali Sdn Bhd	–	–	–	–	–	411,578	–	–	–	411,578
Sarawak State Treasury Department	–	3,886	3,886	–	–	–	–	–	–	3,886
Total	79,803	12,299	92,102	72	1,872	411,578	–	–	–	505,624

Malaysia (paid in kind (kboe))
Payments per Project
SB3K	–	–	–	–	–	–	–	–	–	–
SB409	–	–	–	–	–	–	–	–	–	–
SB412	–	–	–	–	–	–	–	–	–	–
SK302a	–	–	–	–	–	–	–	–	–	–
SK303a	–	–	–	–	–	–	–	–	–	–
SK310	–	–	–	225	–	–	–	–	557	782
SK310 & SK408	–	–	–	–	–	–	–	–	–	–
SK313	–	–	–	–	–	–	–	–	–	–
SK328	–	–	–	–	–	–	–	–	–	–
SK408	–	–	–	1,818	–	–	–	–	4,446	6,265
Malaysia (non-attributable)	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	2,044	–	–	–	–	5,003	7,047
Payments per Government
Ketua Pengarah Hasil Dalam Negeri	–	–	–	–	–	–	–	–	–	–
Petronas	–	–	–	2,044	–	–	–	–	5,003	7,047
Petronas Carigali Sdn Bhd	–	–	–	–	–	–	–	–	–	–
Sarawak State Treasury Department	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	2,044	–	–	–	–	5,003	7,047

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Malaysia (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
SB3K	–	–	–	–		–	51,054	–	–	–		51,054
SB409	–	–	–	–		–	14,307	–	–	–		14,307
SB412	1	–	1	–		–	–	–	–	–		1
SK302a	–	–	–	–		–	38	–	–	–		38
SK303a	–	–	–	–		–	72	–	–	–		72
SK310	4,224	956	5,180	5,157	(a)	175	–	–	–	13,263	(b)	23,775
SK310 & SK408	–	3,886	3,886	–		–	–	–	–	–		3,886
SK313	–	–	–	–		–	63,135	–	–	–		63,135
SK328	–	–	–	–		–	69	–	–	–		69
SK408	75,563	7,457	83,020	47,656	(c)	1,697	282,903	–	–	124,463	(d)	539,739
Malaysia (non-attributable)	15	–	15	–		–	–	–	–	–		15
Total	79,803	12,299	92,102	52,813		1,872	411,578	–	–	137,726		696,091
Payments per Government
Ketua Pengarah Hasil Dalam Negeri	79,803	–	79,803	–		–	–	–	–	–		79,803
Petronas	–	8,413	8,413	52,813	(e)	1,872	–	–	–	137,726	(f)	200,824
Petronas Carigali Sdn Bhd	–	–	–	–		–	411,578	–	–	–		411,578
Sarawak State Treasury Department	–	3,886	3,886	–		–	–	–	–	–		3,886
Total	79,803	12,299	92,102	52,813		1,872	411,578	–	–	137,726		696,091
(a)	Includes the valuation for 5,151 k$ of 225 kboe at average contractual price and applying the contractual terms for the royalties.
(b)	Corresponds to the valuation of 557 kboe at average contractual price and applying the contractual terms for production entitlements.
(c)	includes the valuation for 47,590 k$ of 1,818 kboe at average contractual price and applying the contractual terms for the Royalties.
(d)	Corresponds to the valuation of 4,446 kboe at average contractual price and applying the contractual terms for production entitlements.
(e)	Includes the valuation for 52,741 k$ of 2,044 kboe at average contractual price and applying the contractual terms for the Royalties.
(f)	Corresponds to the valuation of 5,003 kboe at average contractual price and applying the contractual terms for production entitlements.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Mexico (paid in cash (kusd))
Payments per Project
AS-CS-06 (B33)	–	301	301	–	413	–	–	–	–	714
Block 15	–	125	125	–	229	–	–	–	–	354
Total	–	426	426	–	642	–	–	–	–	1,068
Payments per Government
Servicio de Administracion Tributaria	–	426	426	–	–	–	–	–	–	426
Fondo Mexicano del Petroleo	–	–	–	–	642	–	–	–	–	642
Total	–	426	426	–	642	–	–	–	–	1,068

Mozambique (paid in cash (kusd))
Payments per Project
Area 1 Golfino-Atum	–	–	–	–	530	–	–	3,180	–	3,710
Total	–	–	–	–	530	–	–	3,180	–	3,710
Payments per Government
Instituto Nacional de Petroleo	–	–	–	–	530	–	–	–	–	530
Ministerio da Economia e Financas	–	–	–	–	–	–	–	3,180	–	3,180
Total	–	–	–	–	530	–	–	3,180	–	3,710

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Namibia (paid in cash (kusd))
Payments per Project
PEL 56	–	–	–	–	100	–	–	–	–	100
PEL 91	–	–	–	–	101	–	–	–	–	101
Total	–	–	–	–	201	–	–	–	–	201
Payments per Government
Petrofund	–	–	–	–	201	–	–	–	–	201
Total	–	–	–	–	201	–	–	–	–	201

Netherlands (paid in cash (kusd))
Payments per Project
Offshore Blocks	–	–	–	–	799	–	–	–	–	799
Non-attributable	147,949	–	147,949	–	–	–	–	–	–	147,949
Total	147,949	–	147,949	–	799	–	–	–	–	148,748
Payments per Government
Belastingdienst Nederland	147,949	–	147,949	–	799	–	–	–	–	148,748
Total	147,949	–	147,949	–	799	–	–	–	–	148,748

Nigeria (paid in cash (kusd))
Payments per Project
OML58 (joint venture with NNPC, operated)	32,653	–	32,653	–	–	–	–	–	–	32,653
OML99 (joint venture with NNPC, operated)	56,537	–	56,537	–	–	–	–	–	–	56,537
OML100 (joint venture with NNPC, operated)	10,724	–	10,724	–	–	–	–	–	–	10,724
OML102 (joint venture with NNPC, operated)	107,509	–	107,509	–	–	–	–	–	–	107,509
OML118 (Bonga)	4,451	–	4,451	–	35,984	–	–	7,059	–	47,494
OML138 (Usan)	1,505	–	1,505	–	3,706	–	–	4,883	–	10,094
PMLs 2/3/4 & PPL 261 PSA (Akpo & Egina)	189,116	57,527	246,643	–	1,824	–	–	6,914	–	255,381
PPL 2000/2001	–	–	–	–	–	8,000	–	–	–	8,000
Joint ventures with NNPC, operated – non-attributable	–	–	–	–	3,262	–	–	13,783	–	17,045
Joint ventures with NNPC, non operated – non-attributable	100,454	–	100,454	–	6,935	–	–	8,097	–	115,486
Non-attributable	284,634	–	284,634	–	3,955	–	–	–	–	288,589
Total	787,583	57,527	845,110	–	55,666	8,000	–	40,736	–	949,512
Payments per Government
Federal Inland Revenue Service	479,706	–	479,706	–	3,955	–	–	–	–	483,661
Niger Delta Development Commission	–	–	–	–	–	–	–	40,736	–	40,736
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	976	–	–	–	–	976
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	–	–
Nigerian Upstream Petroleum Regulatory Commission	307,877	57,527	365,404	–	50,735	8,000	–	–	–	424,139
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	–	–	–	–	–	–	–	–	–
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	–	–
Total	787,583	57,527	845,110	–	55,666	8,000	–	40,736	–	949,512

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Nigeria (paid in kind (kboe))
Payments per Project
OML58 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML99 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML100 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML102 (joint venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML118 (Bonga)	209	615	823	–	1	–	–	–	1,270	2,094
OML138 (Usan)	–	243	243	–	0	–	–	–	162	405
PMLs 2/3/4 & PPL 261 PSA (Akpo & Egina)	–	–	–	–	–	–	–	–	–	–
PPL 2000/2001	–	–	–	–	–	–	–	–	–	–
Joint ventures with NNPC, operated – non-attributable	–	–	–	–	–	–	–	–	–	–
Joint ventures with NNPC, non operated – non-attributable	–	–	–	–	–	–	–	–	–	–
Non-attributable	–	–	–	–	–	–	–	–	–	–
Total	209	858	1,066	–	1	–	–	–	1,432	2,499
Payments per Government
Federal Inland Revenue Service	–	–	–	–	–	–	–	–	–	–
Niger Delta Development Commission	–	–	–	–	–	–	–	–	–	–
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	–	–	–	–	–	–
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	1,432	1,432
Nigerian Upstream Petroleum Regulatory Commission	–	–	–	–	–	–	–	–	–	–
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	858	858	–	1	–	–	–	–	859
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	209	–	209	–	–	–	–	–	–	209
Total	209	858	1,066	–	1	–	–	–	1,432	2,499

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income		Other		Taxes		License		License		Infrastructure	Production		Total of
	Taxes		Taxes		(Total)	Royalties	fees		bonuses	Dividends	improvements	entitlements		Payments
Nigeria (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
OML58 (joint venture with NNPC, operated)	32,653		–		32,653	–	–		–	–	–	–		32,653
OML99 (joint venture with NNPC, operated)	56,537		–		56,537	–	–		–	–	–	–		56,537
OML100 (joint venture with NNPC, operated)	10,724		–		10,724	–	–		–	–	–	–		10,724
OML102 (joint venture with NNPC, operated)	107,509		–		107,509	–	–		–	–	–	–		107,509
OML118 (Bonga)	17,813	(a)	43,401	(b)	61,214	–	36,055	(c)	–	–	7,059	81,388	(d)	185,716
OML138 (Usan)	1,505		16,807	(e)	18,312	–	3,716	(f)	–	–	4,883	11,179	(g)	38,090
PMLs 2/3/4 & PPL 261 PSA (Akpo & Egina)	189,116		57,527		246,643	–	1,824		–	–	6,914	–		255,381
PPL 2000/2001	–		–		–	–	–		8,000	–	–	–		8,000
Joint ventures with NNPC, operated – non-attributable	–		–		–	–	3,262		–	–	13,783	–		17,045
Joint ventures with NNPC, non operated – non-attributable	100,454		–		100,454	–	6,935		–	–	8,097	–		115,486
Non-attributable	284,634	(h)	–		284,634	–	3,955		–	–	–	–		288,589
Total	800,945		117,735		918,680	–	55,747		8,000	–	40,736	92,567		1,115,730
Payments per Government
Federal Inland Revenue Service	479,706		–		479,706	–	3,955		–	–	–	–		483,661
Niger Delta Development Commission	–		–		–	–	–		–	–	40,736	–		40,736
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–		–		–	–	976		–	–	–	–		976
Nigerian National Petroleum Corporation	–		–		–	–	–		–	–	–	92,567	(i)	92,567
Nigerian Upstream Petroleum Regulatory Commission	307,877		57,527		365,404	–	50,735	(j)	8,000	–	–	–		424,139
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–		60,208	(k)	60,208	–	81	(l)	–	–	–	–		60,289
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	13,362	(m)	–		13,362	–	–		–	–	–	–		13,362
Total	800,945		117,735		918,680	–	55,747		8,000	–	40,736	92,567		1,115,730
(a)	Includes the valuation for 13,362 k$ of 209 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation for 615 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(c)	Includes the valuation for 71 k$ of 1 kboe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements and 35.7 M$ consent fees related to Bonga disposal ultimately supported by buyers.
(d)	Corresponds to the valuation for 1,270 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(e)	Corresponds to the valuation for 243 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(f)	Includes the valuation for 10 k$ of 146 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(g)	Corresponds to the valuation for 162 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(h)	This amount includes the tax implications of the provisions of the Modified Carry Agreement (MCA). Under the MCA, TotalEnergies EP Nigeria is entitled to recover 85% of the Carry Capital Cost through claims of capital allowance, described in the MCA as “Carry Tax Relief”. The balance of 15% is to be recovered from NNPC’s share of crude oil produced.
(i)	Corresponds to the valuation for 1,432 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(j)	Includes 35.7 M$ consent fees related to Bonga disposal ultimately supported by buyers.
(k)	Corresponds to the valuation for 858 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.
(l)	Corresponds to the valuation for 1,154 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(m)	Corresponds to the valuation for 209 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.

	Income	Other	Taxes		License		License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees		bonuses	Dividends	improvements	entitlements	Payments
Norway (paid in cash (kusd))
Payments per Project
Åsgard area	–	8,335	8,335	–	408		–	–	–	–	8,743
Ekofisk area	–	28,410	28,410	–	1,567		–	–	–	–	29,977
Johan Sverdrup	–	115	115	–	56		–	–	–	–	171
Oseberg area	–	14,517	14,517	–	676		–	–	–	–	15,193
PL018C	–	–	–	–	(28)	(a)	–	–	–	–	(28)
Snøhvit area	–	12,691	12,691	–	52		–	–	–	–	12,743
Troll area	–	2,044	2,044	–	118		–	–	–	–	2,162
Non-attributable	3,368,392	–	3,368,392	–	–		–	–	–	–	3,368,392
Total	3,368,392	66,112	3,434,504	–	2,849		–	–	–	–	3,437,353
Payments per Government
Norwegian Tax Administration	3,368,392	66,112	3,434,504	–	–		–	–	–	–	3,434,504
Norwegian Petroleum Directorate	–	–	–	–	2,849		–	–	–	–	2,849
Total	3,368,392	66,112	3,434,504	–	2,849		–	–	–	–	3,437,353

Oman (paid in cash (kusd))
Payments per Project
Block 6	–	392,670	392,670	–	–		–	–	–	–	392,670
Total	–	392,670	392,670	–	–		–	–	–	–	392,670
Payments per Government
Oman Ministry of Finance	–	392,670	392,670	–	–		–	–	–	–	392,670
Total	–	392,670	392,670	–	–		–	–	–	–	392,670
(a)	Corresponds to reimbursement of fees following PL018C disposal

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Papua New Guinea (paid in cash (kusd))
Payments per Project
PRL-15	–	–	–	–	188	–	–	–	–	188
Total	–	–	–	–	188	–	–	–	–	188
Payments per Government
Conservation & Environment Protection Authority	–	–	–	–	188	–	–	–	–	188
Total	–	–	–	–	188	–	–	–	–	188

Qatar (paid in cash (kusd))
Payments per Project
Al Khalij	55,266	20,008	75,274	–	–	–	–	–	–	75,274
Dolphin	–	–	–	–	–	–	–	–	–	–
Total	55,266	20,008	75,274	–	–	–	–	–	–	75,274
Payments per Government
QatarEnergy	–	–	–	–	–	–	–	–	–	–
Qatar Ministry of Finance	55,266	20,008	75,274	–	–	–	–	–	–	75,274
Total	55,266	20,008	75,274	–	–	–	–	–	–	75,274

Qatar (paid in kind (kboe))
Payments per Project
Al Khalij	–	–	–	–	–	–	–	–	–	–
Dolphin	3,298	–	3,298	–	–	–	–	–	30,201	33,499
Total	3,298	–	3,298	–	–	–	–	–	30,201	33,499
Payments per Government
QatarEnergy	–	–	–	–	–	–	–	–	30,201	30,201
Qatar Ministry of Finance	3,298	–	3,298	–	–	–	–	–	–	3,298
Total	3,298	–	3,298	–	–	–	–	–	30,201	33,499

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Qatar (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Al Khalij	55,266		20,008	75,274	–	–	–	–	–	–		75,274
Dolphin	73,295	(a)	–	73,295	–	–	–	–	–	669,320	(b)	742,615
Total	128,561		20,008	148,569	–	–	–	–	–	669,320		817,889
Payments per Government
QatarEnergy	–		–	–	–	–	–	–	–	669,320	(b)	669,320
Qatar Ministry of Finance	128,561	(c)	20,008	148,569	–	–	–	–	–	–		148,569
Total	128,561		20,008	148,569	–	–	–	–	–	669,320		817,889
(a)	Corresponds to the valuation of 3,298 kboe based on the average price of production entitlements and as per the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation of 30,201 kboe based on the average price of production entitlements.
(c)	Includes the valuation for 73,295 k$ of 3,298 kboe based on the average price of production entitlements and as per the fiscal terms of the profit sharing agreements.

Republic of the Congo (paid in cash (kusd))
Payments per Project
CPP Andromède (MTPS)	–	–	–	–	149	–	–	–	–	149
CPP Cassiopée (MTPS)	–	–	–	–	81	–	–	–	–	81
CPP Haute Mer - Zone A	–	673	673	–	77,065	–	–	–	–	77,738
CPP Haute Mer - Zone B	–	100	100	–	16	–	–	–	–	116
CPP Haute Mer - Zone D	–	–	–	–	15,090	–	–	1,488	–	16,578
CPP Nzombo	–	–	–	–	–	5,882	–	–	–	5,882
CPP Persée (MTPS)	–	–	–	–	29	–	–	–	–	29
CPP Pointe Noire Grands Fonds (PNGF)	–	–	–	–	928	–	–	–	–	928
Lianzi	423	–	423	–	–	–	–	–	–	423
Marine XX	–	–	–	–	131	–	–	–	–	131
Pegase Nord (ex MTPS)	–	–	–	–	110	–	–	–	–	110
Total	423	773	1,196	–	93,599	5,882	–	1,488	–	102,165
Payments per Government
Ministère des hydrocarbures	–	–	–	–	362	–	–	1,488	–	1,850
Trésor Public	–	773	773	–	93,237	5,882	–	–	–	99,892
Société Nationale des Pétroles Congolais	423	–	423	–	–	–	–	–	–	423
Total	423	773	1,196	–	93,599	5,882	–	1,488	–	102,165

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Republic of the Congo (paid in kind (kboe))
Payments per Project
CPP Andromède (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Cassiopée (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Haute Mer - Zone A	11	–	11	–	–	–	–	–	–	11
CPP Haute Mer - Zone B	4	–	4	–	–	–	–	–	–	4
CPP Haute Mer - Zone D	1,073	3,067	4,140	–	–	–	–	–	–	4,140
CPP Nzombo	–	–	–	–	–	–	–	–	–	–
CPP Persée (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Pointe Noire Grands Fonds (PNGF)	332	133	465	–	–	–	–	–	–	465
Lianzi	–	–	–	–	–	–	–	–	5	5
Marine XX	–	–	–	–	–	–	–	–	–	–
Pegase Nord (ex MTPS)	–	–	–	–	–	–	–	–	–	–
Total	1,420	3,200	4,620	–	–	–	–	–	5	4,625
Payments per Government
Ministère des hydrocarbures	1,420	3,200	4,620	–	–	–	–	–	–	4,620
Trésor Public	–	–	–	–	–	–	–	–	–	–
Société Nationale des Pétroles Congolais	–	–	–	–	–	–	–	–	5	5
Total	1,420	3,200	4,620	–	–	–	–	–	5	4,625

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Republic of the Congo (all paiements (kusd) - including valuation of in-kind payments)
Payments per Project
CPP Andromède (MTPS)	–		–		–	–	149		–	–	–	–		149
CPP Cassiopée (MTPS)	–		–		–	–	81		–	–	–	–		81
CPP Haute Mer - Zone A	499	(a)	673		1,172	–	77,065	(b)	–	–	–	–		78,237
CPP Haute Mer - Zone B	280	(c)	100		380	–	16		–	–	–	–		396
CPP Haute Mer - Zone D	72,937	(d)	208,392	(e)	281,329	–	15,090		–	–	1,488	–		297,907
CPP Nzombo	–		–		–	–	–		5,882	–	–	–		5,882
CPP Persée (MTPS)	–		–		–	–	29		–	–	–	–		29
CPP Pointe Noire Grands Fonds (PNGF)	22,574	(f)	9,024	(g)	31,598	–	928		–	–	–	–		32,526
Lianzi	423		–		423	–	–		–	–	–	339	(h)	762
Marine XX	–		–		–	–	131		–	–	–	–		131
Pegase Nord (ex MTPS)	–		–		–	–	110		–	–	–	–		110
Total	96,713		218,189		314,902	–	93,599		5,882	–	1,488	339		416,210
Payments per Government
Ministère des hydrocarbures	96,290	(i)	217,416	(j)	313,706	–	362		–	–	1,488	–		315,556
Trésor Public	–		773		773	–	93,237		5,882	–	–	–		99,892
Société Nationale des Pétroles Congolais	423		–		423	–	–		–	–	–	339	(h)	762
Total	96,713		218,189		314,902	–	93,599		5,882	–	1,488	339		416,210
(a)	Corresponds to the valuation of 11 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the discharging payments for funding of asset retirement obligations following Nkossa disposal.
(c)	Corresponds to the valuation of 4 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(d)	Corresponds to the valuation of 1,073 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(e)	Corresponds to the valuation of 3,067 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(f)	Corresponds to the valuation of 332 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(g)	Corresponds to the valuation of 133 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(h)	Corresponds to the valuation of 5 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(i)	Corresponds to the valuation of 1,420 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(j)	Corresponds to the valuation of 3,200 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.

São Tomé and Principe (paid in cash (kusd))
Payments per Project
Block 1	–	–	–	–	1,726	–	–	–	–	1,726
Total	–	–	–	–	1,726	–	–	–	–	1,726
Payments per Government
Agenc. Nac. Petroleo de Sao Tome e Principe c/o Alliance Française	–	–	–	–	1,060	–	–	–	–	1,060
Agenc. Nac. Petroleo de Sao Tome e Principe c/o Universidade de STP	–	–	–	–	666	–	–	–	–	666
Total	–	–	–	–	1,726	–	–	–	–	1,726

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Suriname (paid in cash (kusd))
Payments per Project
Block 6	–	–	–	–	52	–	–	–	–	52
Block 8	–	–	–	–	38	–	–	–	–	38
Block 58	–	–	–	–	82	–	–	–	–	82
Block 64	–	–	–	–	23	–	–	–	–	23
Total	–	–	–	–	195	–	–	–	–	195
Payments per Government
Staatsolie-Various associations	–	–	–	–	195	–	–	–	–	195
Total	–	–	–	–	195	–	–	–	–	195

Thailand (paid in cash (kusd))
Payments per Project
Bongkot	312	–	312	–	–	–	–	–	–	312
G12/48	3,601	204	3,805	–	–	–	–	–	–	3,805
Total	3,913	204	4,117	–	–	–	–	–	–	4,117
Payments per Government
Revenue Department	3,913	–	3,913	–	–	–	–	–	–	3,913
Department of Mineral Fuels, Ministry Of Energy	–	204	204	–	–	–	–	–	–	204
Total	3,913	204	4,117	–	–	–	–	–	–	4,117

Uganda (paid in cash (kusd))
Payments per Project
Block CA-1	–	–	–	–	3,480	–	–	–	–	3,480
Block CA-3A	–	–	–	–	573	–	–	–	–	573
Block LA-2	–	–	–	–	365	–	–	–	–	365
Total	–	–	–	–	4,418	–	–	–	–	4,418
Payments per Government
Ministry of Energy and Mineral Development	–	–	–	–	1,395	–	–	–	–	1,395
Ministry of Water and Environment	–	–	–	–	348	–	–	–	–	348
Ministry of Wildlife, Tourism and Antiquities, UWA	–	–	–	–	2,675	–	–	–	–	2,675
Total	–	–	–	–	4,418	–	–	–	–	4,418

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
United Arab Emirates (paid in cash (kusd))
Payments per Project
ADNOC Gas Processing	–	320,825	320,825	–	2,344	–	–	–	–	323,169
ADNOC Onshore	–	4,078,479	4,078,479	–	6,561	–	–	–	–	4,085,040
Lower Zakum	–	366,639	366,639	–	553	–	–	–	–	367,192
Umm Lulu & SARB	–	835,598	835,598	–	1,107	–	–	–	–	836,705
Umm Shaif Nasr	–	1,315,690	1,315,690	–	2,214	–	–	–	–	1,317,904
Total	–	6,917,231	6,917,231	–	12,779	–	–	–	–	6,930,010
Payments per Government
Abu Dhabi Fiscal Authorities	–	6,658,991	6,658,991	–	1,107	–	–	–	–	6,660,098
Abu Dhabi National Oil Company	–	258,240	258,240	–	11,672	–	–	–	–	269,912
Total	–	6,917,231	6,917,231	–	12,779	–	–	–	–	6,930,010

	Income		Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes		Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
United Kingdom (paid in cash (kusd))
Payments per Project
Central Graben Area	–		–	–	–	698	–	–	–	–	698
Culzean	–		–	–	–	142	–	–	–	–	142
Eastern North Sea	–		–	–	–	1,690	–	–	–	–	1,690
Greater Laggan Area	–		–	–	–	1,438	–	–	–	–	1,438
Markham Area	–		–	–	–	21	–	–	–	–	21
Northern North Sea	–		–	–	–	3,407	–	–	–	–	3,407
Non-attributable	1,215,805	(a)	–	1,215,805	–	152	–	–	–	–	1,215,957
Total	1,215,805		–	1,215,805	–	7,548	–	–	–	–	1,223,353
Payments per Government
HM Revenue & Customs	1,215,805	(a)	–	1,215,805	–	–	–	–	–	–	1,215,805
Crown Estate	–		–	–	–	152	–	–	–	–	152
North Sea Transition Authority	–		–	–	–	7,396	–	–	–	–	7,396
Total	1,215,805		–	1,215,805	–	7,548	–	–	–	–	1,223,353
(a)	Includes 596 M$ income taxes for Energy Profit Levy.

	Income	Other	Taxes		License		License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees		bonuses	Dividends	improvements	entitlements	Payments
United States (paid in cash (kusd))
Payments per Project
Anchor	–	–	–	50,170	–		–	–	–	–	50,170
Ballymore	–	–	–	34,036	–		–	–	–	–	34,036
Barnett Shale	–	12,326	12,326	14,016	35		–	–	–	–	26,377
Constellation	–	5,001	5,001	–	–		–	–	–	–	5,001
Dorado	–	2,057	2,057	–	–		–	–	–	–	2,057
Jack	–	–	–	15,621	–		–	–	–	–	15,621
Tahiti	–	–	–	27,064	–		–	–	–	–	27,064
Other US offshore fields	–	–	–	–	620		696	–	–	–	1,316
Total	–	19,384	19,384	140,907	655		696	–	–	–	161,642
Payments per Government
Office of Natural Resources Revenue	–	–	–	126,891	620		696	–	–	–	128,207
Johnson County Tax Assessor	–	621	621	–	–		–	–	–	–	621
Tarrant County Tax Assessor	–	2,107	2,107	–	–		–	–	–	–	2,107
Texas State Comptroller’s Office	–	9,598	9,598	–	–		–	–	–	–	9,598
City of Fort Worth	–	–	–	3,213	20		–	–	–	–	3,233
Dallas/Fort Worth International Airport Board	–	–	–	2,139	–		–	–	–	–	2,139
City of Arlington	–	–	–	1,971	15		–	–	–	–	1,986
Tarrant Regional Water District	–	–	–	699	–		–	–	–	–	699
State of Texas	–	7,058	7,058	578	–		–	–	–	–	7,636
City of Richland Hills	–	–	–	184	–		–	–	–	–	184
City of North Richland Hills	–	–	–	423	–		–	–	–	–	423
Fort Worth Independent School District	–	–	–	361	–		–	–	–	–	361
Burleson Independent School District	–	–	–	189	–		–	–	–	–	189
Arlington Independent School District	–	–	–	607	–		–	–	–	–	607
Birdville Independent School District	–	–	–	902	–		–	–	–	–	902
Tarrant County College	–	–	–	225	–		–	–	–	–	225
City of Grand Prairie	–	–	–	464	–		–	–	–	–	464
Grand Prairie ISD	–	–	–	121	–		–	–	–	–	121
Kennedale Independent School District	–	–	–	153	–		–	–	–	–	153
Tarrant County AAAA	–	–	–	133	–		–	–	–	–	133
City of Cleburne	–	–	–	207	–		–	–	–	–	207
City of Burleson	–	–	–	197	–		–	–	–	–	197
Mansfield Independent School District	–	–	–	918	–		–	–	–	–	918
White Settlement Independent School District	–	–	–	225	–		–	–	–	–	225
City of White Settlement	–	–	–	107	–		–	–	–	–	107
Total	–	19,384	19,384	140,907	655		696	–	–	–	161,642
Yemen (paid in cash (kusd))
Payments per Project
Block 70	–	–	–	–	3,021	(a)	–	–	–	–	3,021
Total	–	–	–	–	3,021		–	–	–	–	3,021
Payments per Government
Ministry of Oil & Minerals	–	–	–	–	3,021	(a)	–	–	–	–	3,021
Total	–	–	–	–	3,021		–	–	–	–	3,021

(a)	Corresponds to differents paiements as per the settlement terms conclude in 2024 following exit of Block 70 in 2023.